Page one of eight pages.
                                                        Exhibit Index is on
                                                        page four.

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 1999

                         Commission File Number 0-15323

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                              94-2904044
                 --------                              ----------
      (State or other jurisdiction of               (I.R.S. Employer
      incorporation or organization)               Identification No.)

                            6500 Paseo Padre Parkway
                            Fremont, California 94555
                                 (510) 713-7300
   (Address of principal executive offices, including zip code, area code, and telephone number)

                                [Not Applicable]
                                ----------------
         (Former Name or Former Address, if Changed Since Last Report.)

--------------------------------------------------------------------------------

Item 5. Other Events

            On July 12, 1999, the Board of Directors of N.E.T. voted to extend N.E.T.'s existing Stockholder Rights Plan for an additional 10 years. In addition, the Board voted to amend the Plan: 1) to adjust the exercise price to $80.00 per one-one hundredth of a share of Series A Preferred Stock; and 2) to adopt a Three Year Independent Director Evaluation Provision or "TIDE provision" whereby a committee of independent directors of N.E.T. will review and evaluate the Rights Plan at least once every three years to determine if it continues to be in the best interests of N.E.T. and its stockholders to maintain the Rights Plan in effect. On July 15, 1999, the Board sent a letter to all shareholders informing them of the extension of the Rights Plan and the changes adopted.

            Amendment No. 2 to the Rights Agreement extending the Plan and incorporating the amendments approved by the Board of Directors became effective August 17, 1999. On September 15, 1999, a letter was sent to all stockholders informing them that the amendment to the Rights Plan had been finalized and providing them with a Summary of the Right to Purchase Preferred Shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            4.4 Amendment No. 2 to Rights Agreement, dated as of August 17, 1999 between Network Equipment Technologies, Inc. and BankBoston as Rights Agent (Note 1)

            99.1 Network Equipment Technologies, Inc. Press Release dated September 14, 1999

            99.2  Summary of Rights to Purchase Preferred Shares

      (d)   Notes

                  (1) Incorporated by Reference from the corresponding Exhibit previously filed as an Exhibit in the Registrant's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on August 19, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 1999           NETWORK EQUIPMENT
                                     TECHNOLOGIES, INC.


                                    By: /s/ Hubert A.J. Whyte
                                       ----------------------
                                    Name:  Hubert A.J. Whyte

                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

                                                        Page No. in Sequentially
Exhibit No.             Description                     Numbered Current Report
-----------             -----------                     -----------------------

   99.1     Network Equipment Technologies, Inc.                   5
            Press Release dated September 14, 1999

   99.2     Summary of Rights to Purchase Preferred Shares         6